Exhibit 10.14

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	J	1	4

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00002		20-Jun-2011	SEE SCHEDULE
6. ISSUED BY	CODE	N00421	7. ADMINISTERED BY (If other than item 6)	CODE	S3605A
DCMA DAYTON
NAVAL AIR WARFARE CENTER AD (PAX)			AREA C, BUILDING 30
CODE 2.5.1.9 - BLDG 441			1725 VAN PATTON DRIVE
21983 BUNDY RD			WRIGHT-PATTERSON AFB OH 45433-5302
PATUXENT RIVER MD 20670

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4578 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. N00421-11-C-0030
		X	10B. DATED (SEE ITEM 13) 08-Apr-2011
CODE 0CCL9	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

        (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THISCHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority)
IAW FAR 52.232.22; Limitation of Funds
E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: mooresn117730
POC:Sabana Moore-Barnes
301-757-2611
1. The purpose of this modification is to purchase additional Q-53 units with PMA-264 Sweep Up Funds in the amount of $2,323,844

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
SABANA N. MOORE-BARNES / CONTRACT SPECIALIST
Mark Belyea, Contract Manager		TEL: (301) 757-2611	EMAIL: sabana.moore-barnes@navy.mil
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Mark Belyea		BY
(Signature of person authorized to sign)	20-June 2011	(Signature of Contracting Officer)	20-Jun-2011

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $[    ] from $[    ] to $[    ].

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0006

The CLIN type priced has been deleted.

The pricing detail quantity [    ] has been deleted.

The unit price amount has decreased by $[        ] from $[        ] to $[        ].

The total cost of this line item has decreased by $[    ] from $[    ] to [    ].

SUBCLIN 0006AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0006AA		[	]	Each	$	[	]	$	[	]
PMA264 U3QZ AN/SSQ-53 SONOBUOYS FY11 FFP PROCUREMENT OF AN/SSQ-53 SONOBUOYS, OPN, SUBHEAD U3QZ, FY11, FUNDS EXPIRE 09/30/2013. FOB: Destination NSN: 5895010774537 PURCHASE REQUEST NUMBER: 1300209711

	NET AMT							$	[	]
	ACRN AF CIN: 130020971100001							$	[	]

SUBCLIN 0006AB is added as follows:

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

P00002

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0006AB		[	]	Each	$	[	]	$	[	]
PMA264 U3QZ AN/SSQ-53 SONOBUOYS FY10 FFP PROCUREMENT OF AN/SSQ-53 SONOBUOYS, OPN, SUBHEAD U3QZ, FY10, FUNDS EXPIRE 09/30/2012. FOB: Destination NSN: 5895010774537 PURCHASE REQUEST NUMBER: 1300209711

	NET AMT							$	[	]
	ACRN AG CIN: 130020971100002							$	[	]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 0006AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 0006AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule Item has been deleted from CLIN 0006:

DELIVERY DATE	QUANTITY		SHIP TO ADDRESS	UIC
07-APR-2013	[	]	NAVAL AIR WARFARE CENTER, AD CHARLES KIMBLE 27684 WESTGATE COURT BUILDING: ONE MARTIN COUNTY, SUITE A CRANE IN 47522 (812) 863-7075 FOB: Origin	N00421

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

P00002

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $[            ] from $[            ] to $[            ].

SUBCLIN 0006AA:

Funding on SUBCLIN 0006AA is initiated as follows:

ACRN: AF

CIN: 130020971100001

Acctng Data: 1711810 U3QZ 310 00019 0 050120 2D 000000

Increase: $[        ]

Total: $[        ]

Cost Code: A00000780492

SUBCLIN 0006AB:

Funding on SUBCLIN 0006AB is initiated as follows:

ACRN: AG

CIN: 130020971100002

Acctng Data: 1701810 U3QZ 310 00019 0 050120 2D 000000

Increase: $[        ]

Total: $[        ]

Cost Code: A00000780492

(End of Summary of Changes)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.